FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Variable Account

Supplement Dated August 6, 2018

to the

Prospectus for

Flexible Premium Variable Life Insurance Policy

(dated May 1, 2018)

This supplement updates certain information about the variable universal life insurance policy (the “Policy”) included in the above referenced prospectus. Please read this supplement carefully and retain it with your Policy prospectus for future reference.

On August 3, 2018, at a special meeting of shareholders of Federated Managed Tail Risk Fund II, the shareholders approved an Agreement and Plan of Reorganization, under which the Federated Managed Volatility Fund II will acquire all, or substantially all, of the assets of Federated Managed Tail Risk Fund II, after which the Federated Managed Tail Risk Fund II would be liquidated and dissolved (the “Reorganization”) and therefore no longer available for investment.

On or about August 17, 2018 (the “Liquidation Date”), any Cash Value a Policyowner has in the Federated Managed Tail Risk Fund II Subaccount will be automatically transferred from the Federated Managed Tail Risk Fund II Subaccount to the Federated Managed Volatility Fund II-Primary Shares Subaccount.

Policyowners may continue to allocate Net Premium and transfer Cash Value to the Federated Managed Tail Risk Fund II Subaccount until the close of business on August 15, 2018.  However, any order to allocate Net Premium and transfer Cash Value to the Federated Managed Tail Risk II Subaccount received by Farm Bureau Life Insurance Company after August 15, 2018 will be allocated to the Federated Managed Volatility Fund II-Primary Shares Subaccount.  This includes transfers of Cash Value under the dollar cost averaging and asset rebalancing programs.

Prior to the Liquidation Date, Policyowners are free to transfer their Cash Value in the Federated Managed Tail Risk Fund II Subaccount to any other Subaccount and the Declared Interest Option available under their Policy.  There will be no charge assessed for transfers made from the Federated Managed Tail Risk Fund II Subaccount.  From the Liquidation Date until October 17, 2018, Policyowners can transfer their Cash Value in the Federated Managed Volatility Fund II-Primary Shares Subaccount that had been automatically transferred from the Federated Managed Tail Risk Fund II Subaccount to any other Subaccount and the Declared Interest Option available under the Policy without a charge being assessed for such transfer.  All such transfers will not count against the number of free transfers allowed each Policy Year. Transfers made by Policyowners in connection with the Reorganization of the Federated Managed Tail Risk Fund II are subject to limits on frequent transfer activity.  Please note that you may invest in only up to twelve Investment Options at any one time, including the Declared Interest Option.

Policyowner rights and obligations under the Policies and Policyowner Cash Value will not change as a result of the Reorganization.  The fees and charges under the Policies will not change and there will be no tax consequences to Policyowners as a result of the Reorganization.

Within five days after the Reorganization, we will forward to Policyowners affected by the Reorganization a written notice informing them of the details regarding the Reorganization.

You should review the prospectus for the Federated Managed Volatility II-Primary Shares and the accompanying prospectuses for the other variable Investment Options available under your Policy before investing.  If your current allocation instructions direct Net Premiums or transfers of Cash Value to the Federated Managed Tail Risk   Fund II Subaccount, we request that you contact your Farm Bureau agent or our Home Office toll-free at 1-800-247-4170 to make appropriate changes to your allocation instructions.

1.                    As of the Liquidation Date, this supplement amends your prospectus by deleting all references in your prospectus to the Federated Managed Tail Risk Fund II.  As of the Liquidation Date, this supplement further amends the following disclosures in your prospectus.

2.                    On page 8 of your prospectus, the table of Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets) is replaced with the following:

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(1)

Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.39%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(2)	0.10%	1.39%

(1) For certain Investment Options, certain expenses were reimbursed or fees waived during 2017. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.39%

(2) The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past April 30, 2019.

3.                                   On page 5 of your prospectus, the first bullet point under “THE VARIABLE ACCOUNT” is revised to read as follows:

The Variable Account has 36 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see “FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT—Investment Options”).

4.                                   On page 10 of your prospectus, the first sentence in the third paragraph under “The Variable Account” is revised to read as follows:

The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts.

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If you have any questions regarding this supplement or if you wish to receive a prospectus for your Policy and the prospectuses for the variable Investment Options, please contact our Home Office at 1-800-247-4170 or contact your Farm Bureau Agent.